Applied Signal Technology, Inc.
Exhibit 10.31

APPLIED SIGNAL TECHNOLOGY, INC.
NOTICE OF GRANT OF STOCK OPTION

________________________ (the “Optionee”) has been granted an option (the “Option”) to purchase certain shares of Stock of Applied Signal Technology, Inc. pursuant to the Applied Signal Technology, Inc. 2000 Stock Option Plan (the “Plan”), as follows:
Grant Number:	____________
Date of Option Grant:	____________
Number of Option Shares:	____________
Exercise Price:	$____________ per share
Initial Vesting Date:	The date one (1) year after ____________
Option Expiration Date:	The date ten (10) years from the Date of Option Grant.
Tax Status of Option:	Nonstatutory Stock Option.
Vested Shares: Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:
Vested Ratio
Prior to Initial Vesting Date	0
On Initial Vesting Date, provided the Optionee’s Service has not terminated prior to such date	1/5
Plus:
For each full year of the Optionee’s continuous Service from Initial Vesting Date until the Vested Ratio equals 1/1, an additional	1/5
By their signatures below, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Stock Option Agreement, which is attached to and made a part of this document. The Optionee acknowledges receipt of a copy of the Stock Option Agreement, represents that the Optionee has read and is familiar with its provisions, and hereby accepts the Option subject to all of its terms and conditions.
APPLIED SIGNAL TECHNOLOGY, INC.	OPTIONEE
By: ______________________________	______________________________ Signature
Its: ______________________________	______________________________ Date
______________________________ Address ______________________________	______________________________ Address ______________________________
ATTACHMENT: Stock Option Agreement and Exercise Notice